RiverNorth Opportunities Fund, Inc. Announces Preliminary Results of Rights Offering

DENVER, November 4, 2019 – RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) is pleased to announce the preliminary results of its transferable rights offering (the "Offering") which expired on November 1, 2019 (the “Expiration Date”). In the Offering, the Fund received subscription requests for 2,186,527 shares of common stock from rights holders. Accordingly, the Fund expects to issue up to 2,186,527 new common shares for these subscriptions, pending the receipt of payment for “delivery-guaranteed” subscriptions, on or about November 11, 2019. Gross proceeds from the Offering are expected to total approximately $35.4 million, before expenses.

The foregoing numbers are estimates only. The Fund will announce the final results of the Rights Offering in a press release on or about November 6, 2019.

The Offering’s final subscription price was determined to be $16.20 per share. The subscription price was established by the Fund’s Board of Directors pursuant to the terms of the Offering, and based upon the formula equal to 95% of the reported net asset value per share on the Expiration Date. The final subscription price is lower than the original estimated subscription price of $16.60 per share. Accordingly, any excess payments will be returned to subscribing rights holder as soon as practicable, in accordance with the prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission on September 27, 2019.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

RiverNorth Opportunities Fund, Inc.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $121 million of net assets and 7.2 million shares of common stock outstanding as of October 30, 2019.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value. ALPS Advisors, Inc. is the investment adviser to the Fund. RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth is not affiliated with ALPS or any of its affiliates.

SS&C ALPS Advisors

Through its subsidiary companies, ALPS Holdings, Inc., which was acquired by SS&C Technologies, Inc. in April 2018, is a leading provider of innovative investment products and customized servicing solutions to the financial services industry. Founded in 1985, Denver-based ALPS Advisors, Inc. delivers its asset management and ALPS Fund Services, Inc. asset servicing solutions through offices in Boston, New York, Seattle, and Toronto – wholly-owned subsidiaries of SS&C Technologies, Inc. For more information about SS&C | ALPS and its services, visit www.ssctech.com. Information about ALPS Advisors’ products is available at www.alpsfunds.com.

SS&C Technologies

SS&C is a global provider of investment and financial software-enabled services and software for the global financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest institutions to local firms, manage and account for their investments using SS&C's products and services. For more information, visit www.ssctech.com.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

Dennis Emanuel*

Director of ETF and CEF Strategy

ALPS Advisors

914.837.4672

dennis.emanuel@alpsinc.com

*	Registered Representative of ALPS Distributors, Inc.